Exhibit 10.119

EXECUTION COPY

FIRST INVESTORS AUTO OWNER TRUST 2005-A,
as Issuer,

FIRST INVESTORS FINANCIAL SERVICES, INC.,
as Administrator,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Indenture Trustee

ADMINISTRATION AGREEMENT
Dated as of May 5, 2005

ADMINISTRATION AGREEMENT, dated as of May 5, 2005 (as the same may be amended, supplemented or otherwise modified and in effect from time to time, this “Agreement”), by and among FIRST INVESTORS AUTO OWNER TRUST 2005-A, a Delaware statutory trust (the “Issuer” or the “Trust”), FIRST INVESTORS FINANCIAL SERVICES, INC., a Texas corporation, as administrator (in such capacity, the “Administrator”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as indenture trustee (in such capacity, the “Indenture Trustee”).

WHEREAS, the Issuer is issuing 3.57% Asset-Backed Class A-1 Notes (the “Class A-1 Notes”) and 4.23% Asset-Backed Class A-2 Notes (the “Class A-2 Notes” and, together with the Class A-1 Notes, the “Class A Notes”) and the Class B Notes (the “Class B Notes”, and together with the Class A Notes, the “Notes”) pursuant to the Indenture, dated as of May 5, 2005 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”), among the Issuer, the Indenture Trustee and Wells Fargo Bank, National Association, as custodian (in such capacity, the “Custodian”);

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the issuance of certain beneficial interests in the Issuer, including (i) a Sale and Allocation Agreement, dated as of May 5, 2005 (as amended, supplemented or otherwise modified and in effect from time to time, the “Sale and Allocation Agreement”), among the Issuer, the Indenture Trustee, Wells Fargo Bank, National Association, as securities intermediary (in such capacity, the “Securities Intermediary”), First Investors Auto Funding Corporation, as depositor (the “Depositor”) and First Investors Servicing Corporation, as servicer (in such capacity, the “Servicer”), (ii) a Letter of Representations, dated as of May 4, 2005 (as amended, supplemented or otherwise modified and in effect from time to time, the “Note Depository Agreement”), among the Issuer and The Depository Trust Company relating to the Class A Notes, (iii) the Purchase Agreement, dated April 27, 2005 (as amended, supplemented or otherwise modified and in effect from time to time, the “Purchase Agreement”) among the Issuer, First Investors Financial Services, Inc., as seller (in such capacity, the “Seller”) and Wachovia Capital Markets, LLC, (iv) the Insurance Agreement, dated as of May 5, 2005 (as amended, supplemented or otherwise modified and in effect from time to time, the “Insurance Agreement”), by and among the Seller, the Administrator, the Servicer, Wells Fargo Bank, National Association, as back-up servicer (in such capacity, the “Back-up Servicer”), the Issuer, the Depositor, Wells Fargo Delaware Trust Company, as owner trustee (in such capacity, the “Owner Trustee”), the Indenture Trustee and MBIA Insurance Corporation, as insurer (the “Insurer”), (v) the Servicing Agreement, dated as of May 5, 2005 (as amended, supplemented or otherwise modified and in effect from time to time, the “Servicing Agreement”), by and among the Issuer, the Indenture Trustee, the Back-up Servicer, the Custodian and the Servicer, (vi) the Guaranty dated as of May 5, 2005 (as amended, supplemented or otherwise modified and in effect from time to time, the “Guaranty”), by and among First Investors Financial Services, Inc., as guarantor (in such capacity, the “Guarantor”), the Servicer, the Back-up Servicer and the Indenture Trustee and (vii) the Indenture (collectively with the Sale and Allocation Agreement, the Trust Agreement, the Purchase Agreement, the Insurance Agreement, the Servicing Agreement, the Guaranty and the Note Depository Agreement, the “Related Agreements”);

WHEREAS, pursuant to the Related Agreements, the Issuer, the Owner Trustee and the Indenture Trustee are required to perform certain duties in connection with (i) the Notes and the collateral pledged to secure the Notes pursuant to the Indenture (the “Collateral”), (ii) the Related Agreements and (iii) the beneficial interests in the Issuer;

WHEREAS, the Issuer, the Owner Trustee and the Indenture Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Indenture Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer, the Owner Trustee and the Indenture Trustee may from time to time request; and

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Indenture Trustee on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                            Definitions.  All capitalized terms used but not defined in this Agreement shall have the respective meanings set forth in, or incorporated into, the Indenture.

Section 2.                                            Duties of the Administrator.

(a)                                  Duties with Respect to the Related Agreements.

(i)                                     The Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Related Agreements.  The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s or the Owner Trustee’s duties under the Related Agreements.  The Administrator shall prepare for execution by the Issuer or the Owner Trustee, or shall cause the preparation by other appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements.  In furtherance of the foregoing, the Administrator shall take all appropriate action that the Issuer, the Indenture Trustee or the Owner Trustee is obligated to take pursuant to the Indenture, including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

(ii)                                  the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.5);

(iii)                               the notification to Noteholders of the final principal payment on their Notes (Section 2.8(e));

(iv)                              the preparation or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.2);

(v)                                 the preparation, obtaining or filing of the instruments, opinions, certificates and other documents required for the release of collateral (Section 2.10);

(vi)                              the maintenance of an office or agency in Minneapolis, Minnesota where the Notes may be surrendered for registration of transfer or exchange by the Indenture Trustee (Section 3.2) unless the Paying Agent is the Indenture Trustee;

(vii)                           the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.3);

(viii)                        the direction to the Paying Agent to deposit monies with the Indenture Trustee unless the Paying Agent is the Indenture Trustee (Section 3.3);

(ix)                                the obtaining and preservation of the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate (Section 3.4);

(x)                                   the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Trust Estate (Section 3.5);

(xi)                                the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer’s Certificate and certain other statements as to compliance with the Indenture (Sections 3.6 and 3.9);

(xii)                             the identification to the Indenture Trustee in an Officer’s Certificate of a Person, if any, with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.7(b));

(xiii)                          the notification of the Indenture Trustee and the Rating Agencies of an Event of Servicing Termination under the Servicing Agreement and, if such Event of Servicing Termination arises from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Contracts, the taking of all reasonable steps available to remedy such failure (Section 3.7(d));

(xiv)                         the duty to cause the Servicer to comply with the Sale and Allocation Agreement and the Servicing Agreement (Section 3.13);

(xv)                            the preparation and delivery of written notice to the Indenture Trustee, the Insurer and the Rating Agencies of each Event of Default under the Indenture and each

Event of Default by the Servicer or the Seller under the Sale and Allocation Agreement (Section 3.17);

(xvi)                         the monitoring of the Issuer’s obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer’s Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.1);

(xvii)                      the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate at one or more public or private sales called and conducted in any manner permitted by law if an Event of Default shall have occurred and be continuing under the Indenture (Section 5.4);

(xviii)                   the preparation and delivery of written notice to the Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.8);

(xix)                           the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.8 and 6.10);

(xx)                              the furnishing to the Indenture Trustee of the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.1);

(xxi)                           the opening of one or more accounts in the Indenture Trustee’s name, the preparation and delivery of Opinions of Counsel and all other actions necessary with respect to the investment and reinvestment of funds in the Trust Accounts (Sections 8.2 and 8.3);

(xxii)                        the preparation and delivery of an Issuer Request and Officer’s Certificate and the obtaining of an Opinion of Counsel for the release of the Trust Estate (Sections 8.4 and 8.5);

(xxiii)                     the preparation and delivery of Issuer Orders and the obtaining of an Opinion of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.1, 9.2 and 9.3);

(xxiv)                    the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.5);

(xxv)                       the duty to notify Noteholders of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.2);

(xxvi)                    the preparation and delivery of Officer’s Certificates and the obtaining of an Opinion of Counsel and with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a));

(xxvii)                 the preparation and delivery of Officer’s Certificates and the obtaining of Opinions of Counsel and Independent Certificates for the release of property from the lien of the Indenture (Section 11.1(b) and Section 11.1(c));

(xxviii)              the preparation and delivery of written notice to the Indenture Trustee, the Issuer, the Insurer and the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to the Related Agreements (Section 11.4);

(xxix)                      the preparation and delivery to the Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.6);

(xxx)                         the recording of the Indenture, if applicable (Section 11.14);

(xxxi)                      the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.13); and

(xxxii)                   the monitoring of the Issuer’s obligations to furnish Rule 144A information (Section 3.20).

(b)                                 The Administrator shall, from its own funds and not from the funds of the Trust Estate:

(i)                                     comply with its obligations pursuant to Section 6.7(a) of the Indenture and indemnify the Indenture Trustee, the Custodian and their respective agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture; and

(ii)                                  to the extent not promptly paid by the Issuer or the Depositor in accordance with the Sale and Allocation Agreement or the Trust Agreement as the case may be (including, without limitation, any obligation of the Issuer or Depositor, in the event either does not have funds sufficient to make payment on such obligation), indemnify the Owner Trustee, in its individual capacity and each of its agents for, and defend and hold them harmless against, any loss, liability or expense incurred without gross negligence or bad faith on their part arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including, without limitation, the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement (the duties of the Administrator under this paragraph shall survive the resignation or removal of the Owner Trustee and the Administrator and the termination of this Agreement and the Trust Agreement).

(c)                                  Additional Duties.

(i)                                     In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee is obligated to prepare pursuant to the Related Agreements and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee is obligated to take pursuant to the Related Agreements.  In furtherance of the foregoing, the Owner Trustee shall, on behalf of itself and the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions.  Subject to Section 6 of this Agreement, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(ii)                                  Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee, in writing, in the event that any withholding tax is imposed on any payment (or allocation of income) by the Issuer to the Depositor as contemplated in Section 5.2(b) of the Trust Agreement, to the extent that the Administrator has actual knowledge thereof.  Any such notice shall specify the amount of any withholding tax required to be withheld pursuant to such provision.

(iii)                               The Administrator shall perform the duties of the Administrator specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement or any other Related Agreement.

(iv)                              The Administrator shall perform the duties specified in Section 2.10 of the Trust Agreement required to be performed by the Administrator or the Owner Trustee in connection with the characterization of the Trust for tax purposes.

(v)                                 In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(d)                                 Non-Ministerial Matters.

(i)                                     The Administrator shall not take any action with respect to matters that, in the reasonable judgment of the Administrator, are non-ministerial unless the Insurer shall have consented in writing thereto (unless an Insurer Default has then occurred and is continuing) and within a reasonable time before the taking of such action the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent, which consent shall not be unreasonably withheld or delayed, or provided an alternative direction.  For the purpose of the preceding sentence, “non-ministerial” matters shall include, without limitation:

(A)                              the amendment of or any supplement to the Indenture;

(B)                                the initiation of any claim or lawsuit by the Issuer or the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Contracts or Eligible Investments);

(C)                                the amendment, change or modification of the Related Agreements;

(D)                               the appointment of successor Note Registrars, successor Paying Agents or successor Indenture Trustees pursuant to the Indenture, the appointment of successor Administrators or Successor Servicers or the consent to the assignment by the Note Registrar, the Paying Agent or the Indenture Trustee of its obligations under the Indenture; and

(E)                                 the removal of the Indenture Trustee.

(e)                                  Except as set forth in Section 2(b) of this Agreement and Section 6.7 of the Indenture, the Administrator shall not (i) be obligated to or (A) make any payments to the Noteholders under the Related Agreements or the Notes; or (B) make any other payment required to be made by the Issuer under any Related Agreement or the Notes, or (ii) take any other action that the Issuer directs the Administrator not to take on its behalf, or which would result in a violation or breach of the Issuer’s covenants, agreements or obligations under any Related Agreement.

Section 3.                                            Records.  The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Insurer and the Depositor at any time during normal business hours.

Section 4.                                            Compensation.  As compensation for the performance of the Administrator’s obligations under this Agreement, and as reimbursement for its expenses related thereto, the Administrator shall be entitled to $500 per month, which compensation shall be solely an obligation of the Seller.

Section 5.                                            Additional Information To Be Furnished to the Issuer.  The Administrator shall furnish to the Issuer or the Insurer from time to time such additional information regarding the Collateral as the Issuer or the Insurer may reasonably request.

Section 6.                                            Independence of the Administrator.  For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer, Indenture Trustee or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer, the Indenture Trustee or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer, the Indenture Trustee or the Owner Trustee.

Section 7.                                            No Joint Venture.  Nothing contained in this Agreement (a) shall constitute the Administrator and either the Issuer, Owner Trustee or the Indenture Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on any of them or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 8.                                            Other Activities of Administrator.  Nothing contained in this Agreement shall prevent the Administrator or its affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

Section 9.                                            Term of Agreement; Resignation and Removal of Administrator.

(a)                                  This Agreement shall continue in full force and effect until the termination of the Issuer, upon which event this Agreement shall automatically terminate.

(b)                                 For so long as any Notes are outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection therewith and the Insurer shall have consented in writing thereto.

(c)                                  Subject to Sections 9(e) and 9(f), the Administrator may resign its duties hereunder, with the prior written consent of the Insurer, by providing the Issuer and the Insurer with at least sixty (60) days’ prior written notice.

(d)                                 Subject to Sections 9(e) and 9(f), the Issuer may remove the Administrator without cause with prior written consent of the Insurer by providing the Administrator with at least sixty (60) days’ prior written notice.

(e)                                  Subject to Section 9(f), at the sole option of the Issuer, with prior written consent of the Insurer, the Issuer may and shall at the direction of the Insurer, remove the Administrator immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur and be continuing:

(i)                                     the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten (10) days (or, if such default cannot be cured in such time, shall not give within ten (10) days such assurance of cure as shall be reasonably satisfactory to the Issuer and the Insurer);

(ii)                                  a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within sixty (60) days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

(iii)                               the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

If any of the events specified in clauses (ii) or (iii) of this Section 9(e) shall occur, the Administrator shall give written notice thereof to the Issuer, the Insurer and the Indenture Trustee within seven (7) days after the occurrence of such event.

(f)                                    No resignation or removal of the Administrator shall be effective until (i) a successor Administrator acceptable to the Insurer shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

(g)                                 The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

Section 10.                                      Action upon Termination, Resignation or Removal.  Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a), the resignation of the Administrator pursuant to Section 9(c) or the removal of the Administrator pursuant to Section 9(d) or (e), the Administrator shall be entitled to be paid from the Seller all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal pursuant to Section 4.  The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator.  In the event of the resignation of the Administrator pursuant to Section 9(c) or the removal of the Administrator pursuant to Section 9(d) or (e), the Administrator shall cooperate with the Issuer and take all reasonable steps requested by the Issuer to assist the Issuer in making an orderly transfer of the duties of the Administrator.

Section 11.                                      Notices. All demands, notices and other communications under this Agreement shall be in writing, personally delivered, sent by telecopier, overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (i) in the case of the Issuer, to the First Investors Auto Owner Trust 2005-A c/o the Owner Trustee at the following address:  Wells Fargo Delaware Trust Company, 919 North Market Street, Suite 700, Wilmington, Delaware 19801, Attention: Corporate Trust Administration, (ii) in the case of the Administrator, at the following address: 675 Bering Drive, Suite 710, Houston, Texas 77057 Attention: Bennie H. Duck, Treasury Department, (iii) in the case of the Indenture Trustee, at the following address: Sixth Street and Marquette Avenue MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - Asset-Backed Administration, Corporate Trust and Agency Group - Structured Finance, and (iv) in the case of the Insurer, at the following address: 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management, Structured Finance, or, in each case, to such other address as any party shall have provided to the other parties in writing.

Section 12.                                      Amendments.  This Agreement may be amended from time to time by the Issuer, the Administrator and the Indenture Trustee, with the prior written consent of the Insurer and the Owner Trustee but without the consent of the Noteholders and the Depositor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that such amendment shall not, as set forth in an Opinion of Counsel satisfactory to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interest of any Noteholder.  This Agreement may also be amended from time to time by the Issuer, the Administrator and the Indenture Trustee, with the prior written consent of the Owner Trustee, the Insurer and the Holders of Notes evidencing at least 51% of the Class A Note Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Contracts or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the Holders of Notes which are required to prior written consent to any such amendment, without the consent of the Insurer and the Holders of all the outstanding Notes.  Notwithstanding the foregoing, the Administrator may not amend this Agreement without the consent of the Seller, which consent shall not be unreasonably withheld.

Section 13.                                      Successors and Assigns.  This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Owner Trustee, the Indenture Trustee and the Insurer (if an Insurer Default has not occurred and is continuing) and the Rating Agency Condition has been satisfied with respect to such assignment.  An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder.  Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer, the Indenture Trustee or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided, however, that such successor organization executes and delivers to the Issuer, the Insurer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of such assignment in the same manner as the Administrator is bound hereunder.  Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

Section 14.                                      GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 15.                                      Counterparts.  This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.

Section 16.                                      Severability.  If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

Section 17.                                      Not Applicable to First Investors Financial Services, Inc. in Other Capacities.  Nothing in this Agreement shall affect any obligation First Investors Financial Services, Inc. has in any other capacity.

Section 18.                                      Limitation of Liability of Owner Trustee and Indenture Trustee.

(a)                                  Notwithstanding anything contained herein to the contrary, this Agreement has been signed by the Owner Trustee not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall the Owner Trustee in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto or contemplated hereby, as to all of which recourse shall be had solely to the assets of the Issuer.  For all purposes of this Agreement, the Owner Trustee (as such and in its individual capacity) shall be subject to, and entitled to the benefits of, the Trust Agreement.

(b)                                 Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by the Indenture Trustee not in its individual capacity but solely as Indenture Trustee, and in no event shall the Indenture Trustee in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

Section 19.                                      Third-Party Beneficiary.  The Owner Trustee, in its individual capacity, and the Insurer are each a third-party beneficiary of this Agreement and each is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

Section 20.                                      Successor Servicer and Administrator.  The Administrator shall undertake, as promptly as possible after the giving of notice of termination to the Servicer of the Servicer’s rights and powers pursuant to Section 5.02 of the Servicing Agreement, to enforce the provisions of such Section 5.02 with respect to the appointment of a successor Servicer.  Such successor Servicer shall, upon compliance with Section 5.02 of the Servicing Agreement, become the successor Administrator hereunder; provided, however, that if the Indenture Trustee shall become such successor Administrator, the Indenture Trustee shall not be required to perform any obligations or duties or conduct any activities as successor Administrator that would be prohibited by law and not within the banking and trust powers of the Indenture Trustee.  In such event, the Indenture Trustee may appoint a sub-administrator acceptable to the Insurer to perform such obligations and duties.

Section 21.                                      Nonpetition Covenants.

(a)                                  Notwithstanding any prior termination of this Agreement, the Seller, the Administrator, the Owner Trustee and the Indenture Trustee shall not, acquiesce, petition or otherwise invoke knowingly or intentionally cause or encourage the Issuer or the Depositor or any other Person to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

(b)                                 Notwithstanding any prior termination of this Agreement, the Issuer, the Administrator, the Owner Trustee and the Indenture Trustee shall not, acquiesce, petition or otherwise invoke knowingly or intentionally cause or encourage the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

IN WITNESS WHEREOF, the parties hereto have caused this Administration Agreement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

FIRST INVESTORS AUTO OWNER TRUST 2005-A

By:	WELLS FARGO DELAWARE TRUST COMPANY not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

By:	WELLS FARGO BANK, NATIONAL ASSOCIATION not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

FIRST INVESTORS FINANCIAL SERVICES, INC.
as Administrator

By:
Name:
Title:

Administration Agreement Signature Page

EXHIBIT A

FORM OF POWER OF ATTORNEY

SPECIAL AND LIMITED POWER OF ATTORNEY

May 5, 2005

Reference is made to (i) the Contribution Agreement, dated as of May 5, 2005 by and between First Investors Financial Services, Inc. (“FIFS”) and First Investors Auto Funding Corporation (the “Depositor”), (ii) the Sale and Allocation Agreement, dated as of May 5, 2005, by and among First Investors Servicing Corporation, the Depositor, Wells Fargo Bank, National Association (the “Indenture Trustee”) and First Investors Auto Owner Trust 2005-A (the “Issuer”), (iii) the Indenture, dated as of May 5, 2005, by and between the Indenture Trustee and the Issuer and (iv) the Administration Agreement (the “Administration Agreement”), dated as of May 5, 2005, by and among the Issuer, FIFS, as Administrator and the Indenture Trustee.  All capitalized terms used herein but not defined herein shall have the meanings given such terms in the Administration Agreement.

Wells Fargo Delaware Trust Company, a Delaware limited purpose trust company, not in its individual capacity but solely as owner trustee of the Issuer (the “Owner Trustee”) hereby makes, constitutes and appoints FIFS, as Administrator under the Administration Agreement, acting through one or more of its duly authorized officers, the true and lawful attorney in fact for the Owner Trustee, and FIFS is hereby authorized and empowered in the name, place and stead of the Owner Trustee to take any and all steps required to be performed by the Owner Trustee pursuant to Section 2(c)(i) of the Administration Agreement, including execution of certificates of title or any other documents in the name and stead of the Owner Trustee.  The foregoing power of attorney is for the limited purpose of enabling FIFS to comply with Section 2(c)(i) of the Administration Agreement and shall be effective only so long as the Administration Agreement is in full force and effect.

FIFS is authorized to delegate said power of attorney to any person or persons it deems appropriate, but only for the limited purposes set forth herein and in accordance with the Administration Agreement.

For value received, the receipt and sufficiency of which is hereby acknowledged, the undersigned for and on behalf of the Owner Trustee does hereby intend that this power of attorney be coupled with an interest, and declares this power of attorney to be irrevocable by the Owner Trustee or otherwise, renouncing call right to revoke this power or to appoint any other person to perform any of the acts enumerated herein.

[Signature page follows]

IN WITNESS WHEREOF, this Special and Limited Power of Attorney has been executed as of the date and year first above written.

WELLS FARGO DELAWARE TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of the Issuer

By:
Name:
Title:

STATE OF
COUNTY OF

On the          day of May, 2005, before me personally appeared and came                                     , to me known to be the person who executed the foregoing instrument and who, being duly sworn by me, did depose and day that he has an office at 919 North Market Street, Suite 700, Wilmington, DE 19801; that he is the                                      of Wells Fargo Delaware Trust Company, the limited purpose trust company which executed the foregoing instrument; that (s)he signed his/her name thereto by authority of said limited purpose trust company.

Notary Public

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